                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1998 between the Company and First Trust (N.A), as Trustee of Home Improvement and Home Equity Loan Trust 1998-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1998 to March 31, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1998.

                                           GREEN TREE FINANCIAL CORP.




                                           BY: /s/ PHYLLIS A. KNIGHT
                                              ---------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1998 between the Company and First Trust National Association, as Trustee of Home Improvement and Home Equity Trust 1998-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1998.

                                             GREEN TREE FINANCIAL CORP.




                                             BY: /s/ PHYLLIS A. KNIGHT
                                                -------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and
                                             Treasurer

                       GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                               GREEN TREE TRUST
                             1998-B MONTHLY REPORT
                                  MARCH 1998

                                Distribution Date: 4/15/98
                                CUSIP#:  393505 B35 B43 B50 B68 B92 C26 B76 B84
                                Trust Account:  3336435-0

          SUB-POOL HI
          -----------

1.       (a) Sub-Pool HI Amount Available
             (including Monthly Servicing Fee)                    $3,300,075.17

         (b) Class HI: M-1 Interest Deficiency Amount
             (if any), Class HI: M-2 Interest Deficiency
             Amount (if any) and Class HI: B-1 Interest
             Deficiency Amount (if any) withdrawn for prior
             Payment Date                                                   .00

         (c) Sub-Pool HI Amount Available after giving effect to
             withdrawal of any Class HI: M-1 Interest Deficiency
             Amount, Class HI: M-2 Interest Deficiency Amount and
             Class HI: B Interest Deficiency Amount for prior
             Payment Date                                          3,300,075.17

         PRINCIPAL

2. Formula Principal Distribution Amount:

         (a)   Scheduled Principal                              183,513.36
         (b)   Principal Prepayments                          1,750,807.44
         (c)   Liquidated Contracts                                    .00
         (d)   Repurchases                                             .00
         (e)   Sub-Pool HI Pre-funded Amount, if any
               Post-Funding Payment Date Previously
               undistributed (a)-(d) amounts                           .00

               Total Principal                                     1,934,320.80

3. Sub-Pool HI Senior Percentage                                            100%

4. Class HI: B Percentage                                                   100%

                       GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-B
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 2

                                Distribution Date: 4/15/98
                                CUSIP#:  393505 B35 B43 B50 B68 B92 C26 B76 B84
                                Trust Account:  3336435-0


CLASS HI: A CERTIFICATES
------------------------

INTEREST


5.  Aggregate Interest

         (a)   Class HI: A-1 Pass-through Rate              6.06%
         (b)   Class HI: A-1 Interest                                104,156.25
         (c)   Class HI: A-2 Pass-through Rate              6.13%
         (d)   Class HI: A-2 Interest                                 71,516.67
         (e)   Class HI: A-3 Pass-through Rate              6.16%
         (f)   Class HI: A-3 Interest                                 38,115.00
         (g)   Class HI: A-4 Pass-through Rate              6.39%
         (h)   Class HI: A-4 Interest                                 95,583.75

6.  Amount applied to Unpaid Class HI: A Interest
    Shortfall                                                               .00

7.  Remaining Unpaid Class HI: A Interest Shortfall                         .00

PRINCIPAL

8.  Class HI: A Principal Distribution

         (a)   Class HI: A-1                                       1,934,320.80
         (b)   Class HI: A-2                                                .00
         (c)   Class HI: A-3                                                .00
         (d)   Class HI: A-4                                                .00

9.  Class HI: A Principal Balance

         (a)   Class HI: A-1 Principal Balance                    39,315,679.20
         (b)   Class HI: A-2 Principal Balance                    28,000,000.00
         (c)   Class HI: A-3 Principal Balance                    14,850,000.00
         (d)   Class HI: A-4 Principal Balance                    35,900,000.00

10. Amount, if any, by which Class HI: A Formula
    Distribution Amount exceeds Class HI: A
    Distribution Amount                                                     .00

                       GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-B
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 3

                                 Distribution Date: 4/15/98
                                 CUSIP#:  393505 B35 B43 B50 B68 B92 C26 B76 B84
                                 Trust Account:  3336435-0

      CLASS HI: M-1 CERTIFICATES
      --------------------------

11. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount (including Monthly
    Servicing Fee)                                                 1,056,382.70


    INTEREST on Class HI: M-1 Principal Balance less
    Class HI: M-1 Liquidation Loss Principal Amount

12. Current Interest
              (a) Class HI: M-1 Pass-through Rate           6.95%
              (b) Class HI: M-1 Interest                              34,750.00

13. Amount applied to Unpaid Class HI: M-1 Interest Shortfall               .00

14. Remaining unpaid Class HI: M-1 Interest Deficiency Amount               .00

15. Class M-1 Interest Deficiency Amount                                    .00

16. Class M-1 Interest Deficiency Amount unpaid                             .00

    PRINCIPAL

17. Class HI: M-1 Principal Distribution                                    .00

18. Class HI: M-1 Principal Balance                               12,000,000.00

19. Amount, if any, by which Class HI: M-1 Formula
    Distribution Amount exceeds Class HI:
    Distribution Amount                                                     .00

    CLASS HI: M-2 CERTIFICATES
    --------------------------

20. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount and Class HI: M-1
    Distribution Amount (including Monthly Servicing Fee)          1,021,632.70

    INTEREST on Class HI: M-2 Principal Balance less
    Class HI: M-2 Liquidation Loss Principal Amount

                       GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-B
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 4

                                 Distribution Date: 4/15/98
                                 CUSIP#:  393505 B35 B43 B50 B68 B92 C26 B76 B84
                                 Trust Account:  3336435-0

21. Current Interest
          (a)  Class HI: M-2 Pass-Through Rate              7.17%
          (b)  Class HI: M-2 Interest                                 22,406.25

22. Amount applied to Unpaid Class HI: M-2 Interest Shortfall               .00

23. Remaining unpaid Class HI: M-2 Interest Deficiency Amount               .00

24. Class HI: M-2 Interest Deficiency Amount                                .00

25. Class HI: M-2 Interest Deficiency Amount Unpaid                         .00

PRINCIPAL

26. Class HI: M-2 Principal Distribution                                    .00

27. Class HI: M-2 Principal Balance                                7,500,000.00

    CLASS HI: B PRINCIPAL DISTRIBUTION TESTS
    (tests must be satisfied on and after the Payment
    Date occurring in April 2001)

28. Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

                  (a)   Sixty-Day Delinquency Ratio for current
                        Payment Date                                        .31%

                  (b)   Sub-Pool HI Average Sixty-Day Delinquency
                        Ratio Test (arithmetic average of ratios
                        for this month and two preceding months;
                        may not exceed 2.5%)                                .10%

29. Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

                  (a)   Thirty-Day Delinquency Ratio for current
                        Payment Date                                        .40%

                  (b)   Sub-Pool HI Average Thirty-Day delinquency
                        Ratio Test(arithmetic average of ratios for
                        this month and two preceding months; may not
                        exceed 5%)                                          .13%

                       GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-B
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 5

                                 Distribution Date: 4/15/98
                                 CUSIP#:  393505 B35 B43 B50 B68 B92 C26 B76 B84
                                 Trust Account:  3336435-0

30.  Sub-Pool HI Cumulative Realized Losses Test

         (a)  Cumulative Realized Losses for current
              Payment Date (as a percentage of Cut-off Date
              Pool Principal Balance: may not exceed 10.0%)                 .00%

31.  Sub-Pool HI Current Realized Losses Test

         (a)  Current Realized Losses for current
              Payment Date                                                  .00

         (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied By 4, divided by
              arithmetic average of Pool Scheduled Principal Balances
              for third preceding Remittance and for current Remittance
              Date; may not exceed 2.5%)                                    .00%

32.  Class HI: Principal Balance Test

         (a)  Class HI: B Principal Balance (before any
              distributions on current Payment Date) divided by
              Pool Scheduled Principal Balance for prior Payment
              Date (must equal or exceed 14.0%)                            7.00%

     CLASS HI: B-1 CERTIFICATES
     --------------------------

33.  Sub-Pool HI Amount Available less the Class HI:
     A Distribution Amount and Class HI: M Distribution
     Amount (including Monthly Servicing Fee)                        999,226.45

     INTEREST on Class HI: B-1 Principal Balance less
     Class HI: B-1 Liquidation Loss Principal Amount

34.  Current Interest
         (a)  Class HI: B-1 Pass-through Rate              7.70%
         (b)  Class HI: B-1 Interest                                  22,859.38

35.  Amount applied to Unpaid Class HI: B-1 Interest
     Shortfall                                                              .00

                       GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-B
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 6

                                 Distribution Date: 4/15/98
                                 CUSIP#:  393505 B35 B43 B50 B68 B92 C26 B76 B84
                                 Trust Account:  3336435-0


36. Remaining Unpaid Class HI: B-1 Interest Shortfall                       .00

37. Class HI: B-1 Interest Deficiency Amount                                .00

38. Class HI: B-1 Interest Deficiency Amount unpaid                         .00

         PRINCIPAL

39. Class HI B-1 Principal Distribution                                     .00

40. Class HI: B-1 Principal Balance                                7,125,000.00

41. Amount, if any, by which Class HI: B-1 Formula
    Distribution Amount exceeds Class HI: B-1 Distribution
    Amount                                                                  .00

    CLASS HI: B-2 CERTIFICATES
    --------------------------

42. Remaining Sub-Pool HI Amount Available                           976,367.07

    INTEREST on Class HI: B-2 Principal Balance less
    Liquidation Loss Principal Amount

43. Current Interest
         (a)   Class HI: B-2 Pass-through Rate              8.50%
         (b)   Class HI: B-2 Interest                                 11,953.13

44. Amount applied to Unpaid Class HI: B-2 Interest Shortfall               .00

45. Remaining Unpaid Class HI: B-2 Interest Shortfall                       .00

         PRINCIPAL

46. Class HI: B-2 Principal Distribution                                    .00

47. Class HI: B-2 Guaranty Payment                                          .00

48. Class HI: B-2 Principal Balance                                3,375,000.00

49. Amount, if any, which Class HI: B-2 Formula Distribution
    Amount plus Class HI: B-2 Liquidation Loss Principal
    Amount exceeds Class HI: B-2 Distribution Amount                        .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-B
                                 MONTHLY REPORT
                                   MARCH 1998
                                     Page 7

                                Distribution Date: 4/15/98
                                CUSIP#:  393505 B35 B43 B50 B68 B92 C26 B76 B84
                                Trust Account:  3336435-0

INTEREST ON CLASS HI: M-1, M-2, B LIQUIDATION LOSS PRINCIPAL AMOUNT

50. Class HI: M-1

          (a)  Class HI: M-1 Liquidation Loss Principal Amount              .00
          (b)  Interest at Class HI: M-1 Pass-Through Rate on
               Class HI: M-1 Liquidation Loss Principal Amount              .00
          (c)  Amount applied to Unpaid Class HI: M-1 Liquidation
               Loss Interest Shortfall                                      .00
          (d)  Remaining Unpaid Class HI: M-1 Liquidation Loss
               Interest Shortfall                                           .00

51. Class HI: M-2

          (a)  Class HI: M-2 Liquidation Loss Principal Amount              .00
          (b)  Interest at Class HI: M-2 Pass-Through Rate on
               Class HI: M-2 Liquidation Loss Principal Amount              .00
          (c)  Amount applied to Unpaid Class HI: M-2
               Liquidation Loss Interest Shortfall                          .00
          (d)  Remaining Unpaid Class HI: M-2 Liquidation
               Loss Interest Shortfall                                      .00

52. Class HI: B-1

          (a)  Class HI: B Liquidation Loss Principal Amount                .00
          (b)  Interest at Class HI: B Pass-Through Rate on
               Class HI: B Liquidation Loss Principal Amount                .00
          (c)  Amount applied to Unpaid Class HI: B
               Liquidation Loss Interest Shortfall                          .00
          (d)  Remaining Unpaid Class HI: B Liquidation Loss
               Interest Shortfall                                           .00

53. Class HI: B-2

          (a)  Class HI: B-2 Liquidation Loss Principal Amount              .00
          (b)  Interest at Class HI: B-2 Pass-through Rate on:
               Class HI: B-2 Liquidation Loss Principal Amount              .00
          (c)  Amount applied to Unpaid Class HI: B-2 Liquidation
               Loss Interest Shortfall                                      .00
          (d)  Remaining Unpaid Class HI: B-2 Liquidation Loss
               Interest Shortfall                                           .00

                       GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-B
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 8

                                 Distribution Date: 4/15/98
                                 CUSIP#:  393505 B35 B43 B50 B68 B92 C26 B76 B84
                                 Trust Account:  3336435-0


         CLASS HI: A, CLASS HI: M, AND CLASS HI: B CERTIFICATES
         ------------------------------------------------------

54.  Pool Scheduled Principal Balance of Sub-Pool HI             148,065,679.20

55.  Sub-Pool HI Factors

                  (a)  Class HI: A-1 Pool Factor                      .95310737
                  (b)  Class HI: A-2 Pool Factor                     1.00000000
                  (c)  Class HI: A-3 Pool Factor                     1.00000000
                  (d)  Class HI: A-3 Pool Factor                     1.00000000
                  (e)  Class HI: M-1 Pool Factor                     1.00000000
                  (f)  Class HI: M-2 Pool Factor                     1.00000000
                  (g)  Class HI: B-1 Pool Factor                     1.00000000
                  (h)  Class HI: B-2 Pool Factor                     1.00000000

56. Home Improvement Contracts Delinquent:

                  (a)  31-59 days               597,346.09       27
                  (b)  60-89 days                22,505.90        2
                  (c)  90 or more days                 .00        0

57. Principal Balance of Defaulted Home Improvement Contracts               .00

58. Number of Liquidated Home Improvement Contracts and Net
    Liquidated Loss                                               0         .00

59. Number of Home Improvement Contracts Remaining                         7150

60. Number and Principal Balance of Home Improvement Contracts
    with FHA Claims finally rejected, or no FHA claim was
    submitted because FHA insurance was unavailable               0         .00

61. FHA Insurance reserve amount                                  83,048,923.39

62. Amount received from FHA Insurance                                      .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-B
                                 MONTHLY REPORT
                                   MARCH 1998
                                     Page 9

                                  Distribution Date: 4/15/98
                                  CUSIP#:  393505 C34 C42 C59 C67 C75 C83 C91
                                           D66 D41 D58 D25 D33
                                  Trust Account:  3336435-0

         SUB-POOL HE
         -----------

1.       (a) Sub-Pool Amount Available
             (including Monthly Servicing Fee)                    $6,446,630.97

         (b) Class HE: M-1 Interest Deficiency Amount
             (if any), Class HE: M-2 Interest Deficiency
             Amount (if any) and Class HE: B-1 Interest
             Deficiency Amount (if any) withdrawn for prior
             Payment Date                                                   .00

         (c) Sub-Pool HE Amount Available after giving effect
             to withdrawal of any Class HE: M-1 Interest
             Deficiency Amount, Class HE: M-2 Interest
             Deficiency Amount and Class HE: B Interest
             Deficiency Amount for prior Payment Date              6,446,630.97

2. Sub-Pool HE Formula Principal Distribution Amount:

         (a)   Scheduled Principal                       232,529.65
         (b)   Principal Prepayments                   1,376,180.77
         (c)   Liquidated Loans                                 .00
         (d)   Repurchases                                      .00
         (e)   Previously undistributed Principal
               Amounts                                          .00
         (f)   Pre-Funded Fixed Rate Amount, if any             .00
         (g)   Less Class HE: A-1ARM Formula
               Principal Distribution Amount                    .00

               Total Principal                                     1,608,710.42

3. Class HE: A-1ARM Formula Principal Distribution Amount:
   (lesser of Class HE: A-1ARM Principal Balance or sum of (a)-(f))

         (a)   Scheduled Principal                       249,181.73
         (b)   Principal Prepayments                   1,273,220.62
         (c)   Liquidated Loans                                 .00
         (d)   Repurchases                                22,214.46
         (e)   Pre-Funded ARM Amount, if any                    .00
         (f)   Clause (vi) of definition                        .00

                            Total Principal                        1,544,616.81

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-B
                                 MONTHLY REPORT
                                   MARCH 1998
                                     Page 10

                                   Distribution Date: 4/15/98
                                   CUSIP#:  393505 C34 C42 C59 C67 C75 C83 C91
                                            D66 D41 D58 D25 D33
                                   Trust Account:  3336435-0

4. Sub-Pool HE Senior Percentage                                            100%

5. Class HE: B Percentage                                                   100%

CLASS HE: A CERTIFICATES

6.       Aggregate Interest

         (a) Class HE: A-1A ARM Pass-through Rate    6.17%
         (b) Class HE: A-1A Interest                                  38,562.50
         (c) Class HE: A-1B Pass-through Rate     5.90750%
         (d) Class HE: A-1B Interest                                 283,067.71
         (e) Class HE: A-1 Pass-through Rate         6.06%
         (f) Class HE: A-1 Interest                                  239,875.00
         (g) Class HE: A-2 Pass-through Rate         6.16%
         (h) Class HE: A-2 Interest                                   53,900.00
         (i) Class HE: A-3 Pass-through Rate         6.28%
         (j) Class HE: A-3 Interest                                  143,916.67
         (k) Class HE: A-4 Pass-through Rate         6.57%
         (l) Class HE: A-4 Interest                                   49,275.00
         (m) Class HE: A-5 Pass-through Rate         6.42%
         (n) Class HE: A-5 Interest                                   42,800.00
         (o) Class HE: A-6I0 Pass-through Rate       8.00%
         (p) Class HE: A-6IO Interest                                 66,666.67


7. Amount applied to Unpaid Class HE: A Interest Shortfall                  .00

8. Remaining Unpaid Class HE: A Interest Shortfall                          .00

9. Class HE: A-4 Lockout Percentage for such Payment Date                   100%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-B
                                 MONTHLY REPORT
                                   MARCH 1998
                                     Page 11

                                    Distribution Date: 4/15/98
                                    CUSIP#:  393505 C34 C42 C59 C67 C75 C83 C91
                                             D66 D41 D58 D25 D33
                                    Trust Account:  3336435-0

10. Class HE: A Principal Distribution:

      (a)  Class HE: A-1ARM                                                 .00
      (b)  Class HE: A-1B ARM                                      1,544,616.81
      (c)  Class HE: A-5 Lockout Pro Rata Distribution
           Amount                                                           .00
      (d)  Balance of Formula Principal Distribution
           Amount
                  (i)    Class HE: A-1                             1,608,710.42
                  (ii)   Class HE: A-2                                      .00
                  (iii)  Class HE: A-3                                      .00
                  (iv)   Class HE: A-4                                      .00
                  (v)    Class HE: A-5                                      .00

11. Class HE: A Principal Balance:

       (a)   Class HE: A-1A ARM Principal Balance                 15,000,000.00
       (b)   Class HE: A-1B Principal Balance                    113,455,383.19
       (c)   Class HE: A-1 Principal Balance                      93,391,289.58
       (d)   Class HE: A-2 Principal Balance                      21,000,000.00
       (e)   Class HE: A-3 Principal Balance                      55,000,000.00
       (f)   Class HE: A-4 Principal Balance                      18,000,000.00
       (g)   Class HE: A-5 Principal Balance                      16,000,000.00

      CLASS HE: M-1 CERTIFICATES
      --------------------------

12. Sub-Pool HE Amount Available less the Class HE:
    A Distribution Amount (including Monthly
    Servicing Fee)                                                 2,375,240.19


    INTEREST on Class HE: M-1 Principal Balance less
    Class HE: M-1 Liquidation Loss Principal Amount

13. Current Interest
       (a)   Class HE: M-1 Pass-through Rate               7.08%
       (b)   Class HE: M-1 Interest                                   70,800.00

14. Amount applied to Unpaid Class HE: M-1 Interest Shortfall               .00

15. Remaining unpaid Class HE: M-1 Interest Deficiency Amount               .00

16. Class HE: M-1 Interest Deficiency Amount                                .00

                             GREEN TREE FINANCIAL
                                  CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-B
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 12

                                   Distribution Date: 4/15/98
                                   CUSIP#:  393505 C34 C42 C59 C67 C75 C83 C91
                                            D66 D41 D58 D25 D33
                                   Trust Account:  3336435-0

17. Class HE: M-1 Interest Deficiency Amount unpaid                         .00

        PRINCIPAL

18. Class He: M-1 Principal Distribution                                    .00

19. Class HE: M-1 Principal Balance                               24,000,000.00

20. Amount, if any, by which Class HE: M-1 Formula
    Distribution Amount exceeds Class HE: M-1
    Distribution Amount                                                     .00

        CLASS HE: M-2 CERTIFICATES
        --------------------------

21. Sub-Pool HE Amount Available less the Class HE:
    A Distribution Amount and Class HE: M-1
    Distribution Amount (including Monthly
    Servicing Fee)                                                 2,304,440.19

    INTEREST on Class HE: M-2 Principal Balance less
    Class HE: M-2 Liquidation Loss Principal Amount

22. Current Interest
            (a)  Class HE: M-2 Pass-Through Rate            7.33%
            (b)  Class HE: M-2 Interest                               42,758.33

23. Amount applied to Unpaid Class HE: M-2 Interest Shortfall               .00

24. Remaining unpaid Class HE: M-2 Interest Deficiency Amount               .00

25. Class HE: M-2 Interest Deficiency Amount                                .00

26. Class HE: M-2 Interest Deficiency Amount Unpaid                         .00

         PRINCIPAL

27. Class HE: M-2 Principal Distribution                                    .00

28. Class HE: M-2 Principal Balance                               14,000,000.00

29. Amount, if any, by which Class M-2 Formula Principal
    Distribution Amount exceeds Class M-2 Distribution
    Amount                                                                  .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-B
                                 MONTHLY REPORT
                                   MARCH 1998
                                     Page 13

                                     Distribution Date: 4/15/98
                                     CUSIP#:  393505 C34 C42 C59 C67 C75 C83 C91
                                              D66 D41 D58 D25 D33
                                     Trust Account:  3336435-0


         CLASS HE: B PRINCIPAL DISTRIBUTION TESTS
         (tests must be satisfied on and after the Payment
          Date occurring in April 2001)

30. Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

            (a)  Sixty-Day Delinquency Ratio for current
                 Payment Date                                               .01%

            (b) Sub-Pool HE Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two
                 preceding months; may not exceed 6.0%)                     .00%

31. Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

            (a)  Thirty-Day Delinquency Ratio for current
                 Payment Date                                               .43%

            (b) Sub-Pool HE Average Thirty-Day delinquency Ratio Test (arithmetic average of ratios for this month and two
                 preceding months; may not exceed 12%)                      .14%

32. Sub-Pool HE Cumulative Realized Losses Test

            (a)  Cumulative Realized Losses for current
                 Payment Date (as a percentage of Cut-off Date
                 Pool Principal Balance: may not exceed 7.5%)               .00%

33. Sub-Pool HE Current Realized Losses Test

            (a)  Current Realized Losses for current
                 Payment Date                                               .00

            (b)  Current Realized Loss Ratio (total Realized Losses
                 for most recent three months, multiplied By 4,
                 divided by arithmetic average of Pool Scheduled
                 Principal Balances for third preceding Remittance
                 and for current Remittance Date; may not exceed 2%)        .00%

                       GREEN TREE FINANCIAL CORPORATION
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-B
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 14

                                     Distribution Date: 4/15/98
                                     CUSIP#:  393505 C34 C42 C59 C67 C75 C83 C91
                                              D66 D41 D58 D25 D33
                                     Trust Account:  3336435-0

34. Class HE: B Principal Balance Test

            (a) Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
                Principal Balance for prior Payment Date (must equal or
                exceed 13.5%)                                              6.75%

         CLASS HE: B-1 CERTIFICATES

35. Sub-Pool HE Amount Available less the Class HE: A Distribution Amount and Class HE: M Distribution Amount (including Monthly
    Servicing Fee)                                                 2,261,681.86

    INTEREST on Class HE: B-1 Principal Balance less
    Class HE: B-1 Liquidation Loss Principal Amount

36. Current Interest
           (a)  Class HE: B-1 Pass-Through Rate             7.81%
           (b)  Class HE: B-1 Interest                                52,066.67

37. Amount applied to Unpaid Class HE: B Interest Shortfall                 .00

38. Remaining unpaid Class HE: B-1 Interest Shortfall                       .00

39. Class HE: B-1 Interest Deficiency Amount                                .00

40. Class HE: B-1 Interest Deficiency Amount unpaid                         .00

         PRINCIPAL

41. Class HE: B-1 Principal Distribution                                    .00

42. Class HE: B-1 Principal Balance                               16,000,000.00

43. Amount, if any, by which Class B-1 Formula Distribution
    Amount exceeds Class B Distribution Amount                              .00

         CLASS HE: B-2 CERTIFICATES

44. Remaining Sub-Pool HE Amount Available                         2,209,615.19

    INTEREST on Class HE: B-2 Principal Balance less
    Liquidation Loss Principal Amount

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-B
                                 MONTHLY REPORT
                                   MARCH 1998
                                     Page 15

                                    Distribution Date: 4/15/98
                                    CUSIP#:  393505 C34 C42 C59 C67 C75 C83 C91
                                             D66 D41 D58 D25 D33
                                    Trust Account:  3336435-0

45. Current Interest
         (a)   Class HE: B-2 Pass-through Rate            8.49%
         (b)   Class HE: B-2 Interest                                 38,912.50

46. Amount applied to Unpaid Class HE: B-2 Interest Shortfall               .00

47. Remaining Unpaid Class HE: B-2 Interest Shortfall                       .00

         PRINCIPAL

48. Class HE: B-2 Principal Distribution                                    .00

49. Class HE: B-2 Guaranty Payment                                          .00

50. Class HE: B-2 Principal Balance                               11,000,000.00

51. Amount, if any, on which Class HE: B-2 Formula
    Distribution Amount and Class HE: B-2 Liquidation
    Loss Principal Amount exceeds Class HE: B-2
    Distribution Amount                                                     .00

INTEREST ON CLASS HE: M-1, M-2, B-1, and B-2 LIQUIDATION LOSS PRINCIPAL AMOUNT

52. Class HE: M-1

         (a)  Class HE: M-1 Liquidation Loss Principal Amount               .00
         (b)  Interest at Class HE: M-1 Pass-Through Rate on
              Class HE: M-1 Liquidation Loss Principal Amount               .00
         (c)  Amount applied to Unpaid Class HE: M-1 Liquidation
              Loss Interest Shortfall                                       .00
         (d)  Remaining Unpaid Class HE: M-1 Liquidation Loss
              Interest Shortfall                                            .00

53. Class HE: M-2

         (a)  Class HE: M-2 Liquidation Loss Principal Amount               .00
         (b)  Interest at Class HE: M-2 Pass-Through Rate on
              Class HE: M-2 Liquidation Loss Principal Amount               .00
         (c)  Amount applied to Unpaid Class HE: M-2
              Liquidation Loss Interest Shortfall                           .00
         (d)  Remaining Unpaid Class He: M-2 Liquidation
              Loss Interest Shortfall                                       .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-B
                                 MONTHLY REPORT
                                   MARCH 1998
                                     Page 16

                                    Distribution Date: 4/15/98
                                    CUSIP#:  393505 C34 C42 C59 C67 C75 C83 C91
                                             D66 D41 D58 D25 D33
                                    Trust Account:  3336435-0

54. Class HE: B-1

         (a)  Class HE: B-1 Liquidation Loss Principal Amount               .00
         (b)  Interest at Class HE: B-1 Pass-Through Rate on
              Class HE: B-1 Liquidation Loss Principal Amount               .00
         (c)  Amount applied to Unpaid Class HE: B-1
              Liquidation Loss Interest Shortfall                           .00
         (d)  Remaining Unpaid Class HE: B-1 Liquidation Loss
              Interest Shortfall                                            .00

55. Class HE: B-2

          (a)  Class HE: B-2 Liquidation Loss Principal Amount              .00
          (b)  Interest at Class HE: B-2 Pass-through Rate on
               Class HE: B-2 Liquidation Loss Principal Amount              .00
          (c)  Amount applied to Unpaid Class HE: B-2
               Liquidation Loss Interest Shortfall                          .00
          (d)  Remaining Unpaid Class HE: B-2 Liquidation Loss
               Interest Shortfall                                           .00

         CLASS HE: A, CLASS HE: M, AND CLASS HE: B CERTIFICATES
         ------------------------------------------------------

56. Pool Scheduled Principal Balance                             396,846,672.77

         (a)   Fixed Rate Loans                                  268,391,289.58
         (b)   Adjustable Rate Loans                             128,455,383.19

57. Sub-Pool HE Factors

         (a)   Class HE: A-1ARM Pool Factor                          1.00000000
         (b)   Class HE: A-1B Pool Factor                             .98656855
         (c)   Class HE: A-1 Pool Factor                              .98306621
         (d)   Class HE: A-2 Pool Factor                             1.00000000
         (e)   Class HE: A-3 Pool Factor                             1.00000000
         (f)   Class HE: A-4 Pool Factor                             1.00000000
         (g)   Class HE: A-5 Pool Factor                             1.00000000
         (h)   Class HE: M-1 Pool Factor                             1.00000000
         (i)   Class HE: M-2 Pool Factor                             1.00000000
         (j)   Class HE: B-1 Pool Factor                             1.00000000
         (k)   Class HE: B-2 Pool Factor                             1.00000000

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-B
                                 MONTHLY REPORT
                                   MARCH 1998
                                     Page 17

                                  Distribution Date: 4/15/98
                                  CUSIP#:  393505 C34 C42 C59 C67 C75 C83 C91
                                           D66 D41 D58 D25 D33
                                  Trust Account:  3336435-0

58. Loans Delinquent

    Total HE Fixed
         (a)  31-59 days                         1,305,826.03      28
         (b)  60-89 days                            22,335.52       1
         (c)  90 or more days                             .00       0

    Adjustable Rate
         (a)   31-59 days                          418,558.91       4
         (b)   60-89 days                                 .00       0
         (c)   90 or more days                            .00       0

59. Principal Balance of Defaulted Contracts

    Total HE Fixed Contracts                                                .00
    Adjustable Rate Contracts                                               .00

60. Number of Liquidated Home Equity Contracts and
    Net Liquidated Loss

    Total HE Fixed Contracts                                       #0       .00
    Adjustable Rate Contracts                                      #0       .00

61. Number of Home Equity Contracts Remaining

    Total HE Fixed Contracts                                     4756
    Adjustable Rate Contracts                                    1008

62. Sub-Pool Pre-Funded ARM Amount                                          .00

63. Sub-Pool Pre-Funded Fixed Rate Amount                                   .00


    CLASS C SUBSIDIARY CERTIFICATES
    -------------------------------

64. Monthly Servicing Fee                                            343,750.00

65. Class HE: B-2 Guarantee Fee                                    1,375,000.00

66. Class C Subsidiary Residual Payment                            1,416,366.63

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.